Sanara MedTech Investor Presentation

November 2025

Sanara MedTech

Evidence Based Healing

Disclaimers

This presentation contains forward-looking statements that discuss expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Sanara MedTech Inc. (the “Company,” “Sanara,” “we,” “our” or “us”). All statements other than statements of historical fact contained herein are forward-looking statements. These statements may be identified by terms such as “aims,” “anticipates,” “believes,” “contemplates,” “continue,” “could,” “estimates,” “expect,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predicts,” “preliminary,” “projects,” “seeks,” “should,” “targets,” “will,” or “would,” or the negatives of these terms, variations of these terms or other similar expressions. These forward-looking statements include the Company's ability to expand its salesforce and distribution partners, the Company's ability to improve its operating efficiency, the timing and commercial launch of OsStic™, the Company’s business strategy, mission and outlook, the Company's ability to refinance its existing loan with CRG, the development of new products, the timing of commercialization of the Company’s products and the regulatory approval process. These items involve risks, contingencies and uncertainties such as the Company’s ability to build out its executive team, the Company’s ability to identify and effectively utilize the net proceeds of the CRG term loan to support the Company's growth initiatives, the development and process for obtaining regulatory approval for new products, the extent of product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, tariffs, the ability to consummate and integrate acquisitions, and other risks, contingencies and uncertainties detailed in the Company's filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q as well as other documents the Company files with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of the date this presentation is first published, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

CAUTION: This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

Sanara MedTech: Key Attributes
Business Snapshot

Investment Highlights

- Significant commercial scale, with a multi-year track record of high growth
- Compelling margin profile and demonstrated profitability
- Differentiated surgical technologies that address key challenges, facilitate improved outcomes, and reduce overall costs
- Proven commercial strategy and scalable model, with multiple drivers to facilitate strong, profitable growth in future years
- $10bn+ relevant surgical solutions market opportunity[(1)(2)]
- Experienced leadership team

Sanara MedTech at a Glance

Ticker (Nasdaq)	**SMTI**
Market Cap	**$193M**[(1)]
Avg. Daily Volume	**~45,821**[(2)]
Net Revenue (TTM)	**$102M**[(3)]
Net Income from Continuing Operations (TTM)	**$2M**[(3)]
Adj. EBITDA (TTM)	**$16M**[(3)(4)]
Cash Balance	**$15M**[(3)]

(1) Market cap. based on common shares outstanding of 8.9M as of 11/11/25 multiplied by the share price of $21.54 as of market close on 11/14/25

(2) As of market close on 11/14/25, 30-day average

(3) As of 9/30/25

(4) Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix for additional information

"TTM" = Trailing Twelve Months

(1) *PubMed – Hospital and Payer Costs Associated with Surgical Complications*

(2) *PMC – Understanding The Costs Associated with Surgical Care Delivery in the Medicare Population*

Sanara MedTech: Who We Are

Mission Statement & Product Portfolio Strategy

Our mission:

Develop and commercialize transformative technologies to improve clinical outcomes and reduce healthcare expenditures in the surgical market.

Our offering:

Differentiated tissue repair products that facilitate healing and reduce complications, helping to improve patient outcomes while lowering overall costs to the healthcare system.

Our product portfolio strategy:

"Prepare, Promote & Protect"

"PREPARE"	"PROMOTE"	"PROTECT"
✓ Procedural infection prevention ✓ Procedure preparation	✓ Orthobiologics & tissue reinforcement ✓ Expedited healing	✓ Tissue closure and cosmesis ✓ Tissue regeneration & functional restoration

Our product portfolio strategy positions Sanara to strengthen our foundation, expand our reach, and increase our share of the **+$10bn**[1][2] opportunity in the surgical solutions market.

(1) PubMed – Hospital and Payer Costs Associated with Surgical Complications
(2) PMC – Understanding The Costs Associated with Surgical Care Delivery in the Medicare Population

Sanara's Unique Position

Three Pillars of our Surgical Market Advantage

Sanara MedTech

Established formula positions Sanara for strong, sustainable growth and profitability

Differentiated Surgical Technologies

- Key products offer novel solutions to address significant clinical challenges, including:
  - Surgical wound infections
  - Dehiscence (wound reopening)
  - Necrosis
- Products facilitate improved clinical outcomes for patients and lower overall cost of care



Proven Go-to-Market Strategy

- Commercial distribution network has delivered strong growth, significant commercial scale, and operating leverage
- Team has secured product contracts and approvals secured with **4,000+** hospitals
- Targeting strategy has engaged surgeons in key specialties across the U.S.



Experienced, Mission-Driven Team

- Sanara's team possesses deep **clinical**, **commercial**, and **operational** expertise
- Strong internal culture built around execution in the operating room and partnership with surgeons
- Built to scale the platform and capture new waves of growth across procedures and footprint



Sanara Historical Net Revenue
Demonstrated Track Record of Strong, Sustained Growth



Net Revenue in millions $
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
TTM Net Revenue: $101.9M
Scendia Biologics, LCC Acquisition (July 2022)
CAGR: 57%
$5.8
$11.8
$15.6
$24.1
$45.8
$65.0
$86.7
2018
2019
2020
2021
2022
2023
2024

Quarterly Performance

Net Revenue & Adj. EBITDA(1) Growth



Net Revenue in millions $
Adj. EBITDA in millions $
Quarterly Sales
BIASURGE® Spike
Adj. EBITDA
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$15.5
$15.8
$16.0
$17.7
$18.5
$20.2
$21.7
$26.3
$23.4
$25.8
$26.3
$1.2
$1.1
$1.4
$1.5
$1.1
$1.4
$2.6
$4.1
$2.7
$4.7
$4.9
Q1-2023
Q2-2023
Q3-2023
Q4-2023
Q1-2024
Q2-2024
Q3-2024
Q4-2024
Q1-2025
Q2-2025
Q3-2025

(1) Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix for additional information.

Products and Distribution

Sanara
MedTech
Evidence Based Healing

Find Your

WINNING ADVANTAGE

with leading-edge surgical solutions

Sanara MedTech



Cellerate ACTIVATED COLLAGEN RX Surgical

BIASURGE Advanced Surgical Solution

FORTIFY TRG® Tissue Repair Graft

TEXAGEN® AMNIOTIC MEMBRANE ALLOGRAFT

FORTIFY FLOWABLE® Extracellular Matrix

ALLOCYTE®+ Advanced Viable Bone Matrix

BiFORM® Bioactive Moldable Matrix

ACTIGEN™ Verified Inductive Bone Matrix

Sales & Distribution Network

Empowering Surgeons to Deliver Improved Outcomes

Sanara MedTech

Sales & Distribution Overview [1]

TTM Heat Map



TTM Net Revenue

$101.9M

(31% YoY Growth)

Facilities

4,000+ Approvals

(1,400+ Active)

Distributors

400+ Agreements

(360+ Active)

All commercial products are made in the U.S. except BIASURGE®, which is exempt from tariffs as of 11/21/25.

Key Differentiators Driving Future Growth

1. Experienced and accomplished commercial team
2. Partnership approach to distributor relationships
3. Dedicated surgeon customer base
4. Large greenfield opportunity in both existing and new hospitals

Quarterly Sales[2]



$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Quarterly Sales
BIASURGE® Spike
Q1-2023
Q2-2023
Q3-2023
Q4-2023
Q1-2024
Q2-2024
Q3-2024
Q4-2024
Q1-2025
Q2-2025
Q3-2025

(1) As of 9/30/25

(2) During the fourth quarter of 2024, we experienced a growth in sales of BIASURGE® as a result of supply chain issues and shortages of IV fluids and saline solutions due to Hurricane Helene.

Clinical Evidence

Key Products Supported by Expanding Portfolio of Peer-Reviewed Studies[(1)]

Sanara MedTech



Pre-Clinical

Advances in Wound Care

Hydrolyzed Collagen Powder Dressing Improves Wound Inflammation, Perfusion, and Breaking Strength of Repaired Tissue.



Multispecialty

Journal of Surgery

Activated Collagen Powder Significantly Reduces Surgical Site Infections in Patients Undergoing Elective Surgery.



Orthopedics

Annals of Case Reports

The Application of Hydrolyzed Collagen Powder for Prevention of Incisional Wound Complications in Morbidly Obese Patients Undergoing Direct Anterior Approach to Total Hip Arthroplasty: A Clinical Case Series



Orthopedics

The Effects of Platelet-Rich Plasma and Activated Collagen on Wound Healing in Primary Total Joint Arthroplasty.



Spine

JSM Neurosurgery and Spine

The Use of Sterile Bovine Type 1 Hydrolyzed Collagen to Support Surgical Wound Management: A Case Series.



JSM Neurosurgery and Spine

Retrospective Study to Evaluate the Use of Type1 Bovine Hydrolyzed Collagen to Support Surgical Wound Healing After Spinal Surgery.



JSM Neurosurgery and Spine

Operative Closure Technique Utilizing Bovine Collagen Fragments in a Prospective Analysis of 102 Consecutive Neurosurgery Patients.



Surgical Oncology

Annals of Case Reports

A Novel Approach to Vulvectomy Care: The Role of Hydrolyzed Collagen Surgical Powder

(1) The unapproved use(s) of the medical product has not been reviewed by FDA and the safety and effectiveness of the medical device for the unapproved use(s) has not been established.

Key Growth Drivers

How We Grow and Scale Our Product Portfolio

Sanara MedTech

Penetrate Existing Hospital Customers

- Add **new surgeon users** within the 1,400+ facilities we currently serve
- Target surgeons in ortho, spine, and other key surgical specialties

Expand Hospital Customer Footprint

- Add **new hospital customers** from the 4,000+ facilities where our products are contracted / approved
- Increase facility contracts / approvals

Scale BIASURGE® Advanced Surgical Solution

- Leverage existing facility customers where CellerateRX® Surgical Powder is currently sold

Develop & Expand Distributor Network

- Train and partner with existing distributors to optimize their productivity
- Identify and selectively engage new distributors

Introduce New Products

- Partnership & M&A opportunities
- Portfolio expansion opportunities



New Product Pipeline
Upcoming Launch of OsStic™

Sanara MedTech

- U.S. commercial launch of OsStic™ Synthetic Injectable Structural Bio-Adhesive Bone Void Filler
  - Targeted for Q1 2027 following anticipated FDA 510(k) clearance
  - Initial focus on treating +100,000 periarticular fractures occurring annually in the U.S.[1]
  - Sanara secured exclusive U.S. marketing, sales, and distribution rights in January 2025

- Granted FDA Breakthrough Device Designation
  - First bone bio-adhesive of its kind in the U.S.
  - Fast-setting, injectable, and moldable material that remodels into living bone, overcoming key limitations of current provisional fixation techniques

- U.S. Patent No. 12,251,490 granted for OsStic™'s composition
  - Broad IP coverage for key ingredients, adhesion methods, kits, and prefilled syringes

- Commercialization to leverage Sanara's existing sales and distribution network



(1) National Library of Medicine, BMI and Sanara company estimates.

Sanara's Future Outlook
2026 Highlights

Sanara MedTech

Priorities and Strategy for 2026

- Maintain sales growth rate through expansion of internal salesforce and distributor partners
- Leverage new sales data analytics to gain better efficiencies within the sales channel
- Continue to strengthen patent protection
- R&D product enhancement projects
- Ongoing scientific, clinical and economic research with anchor products CellerateRX® Surgical and BIASURGE®
- Pre-marketing for OsStic™ in anticipation of 2027 commercial launch
- Refinance existing loan



Financial Highlights

Sanara
MedTech
Evidence Based Healing

3Q 2025 Financial Highlights


Net Revenue ($M)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$21.7
$26.3
3Q24
3Q25


Adjusted EBITDA ($M)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$2.6
$4.9
3Q24
3Q25

22% year-over-year net revenue growth

Adjusted EBITDA increase of $2.3M from prior year period (1)

3Q25 Highlights:

- **22%** net revenue growth driven by sales of soft tissue repair products
- $1.0 million improvement in net income
- Generated $2.2 million of net cash from operating activities

(1) Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix for additional information.

YTD 2025 Financial Highlights[(1)]


Net Revenue ($M)
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$60.4
$75.6
YTD2024
YTD2025

25% year-over-year net revenue growth


Adjusted EBITDA ($M)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$5.1
$12.3
YTD2024
YTD2025

Adjusted EBITDA increase of $7.2M from prior year period [(2)]

YTD 2025 Highlights:

- Significant increase in Adjusted EBITDA year-over-year [(1)]
- Maintained 93% gross margins for the year
- $2.8M of cash provided by operating activities
- All development milestones achieved by BMI, on track for a 1Q27 launch of OsStic™

(1) Represents applicable financial metric for the nine months ended 9/30/2025.
(2) Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix for additional information.

TTM 2025 Financial Highlights[1]



Net Revenue ($M)
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$78.1
$101.9
TTM 2024
TTM 2025

31% year-over-year net revenue growth



Adjusted EBITDA ($M)
$20.0
$15.0
$10.0
$5.0
$-
$6.6
$16.4
TTM 2024
TTM 2025

Adjusted EBITDA increase of $9.8M from prior year period [2]

TTM 2025 Highlights:

- Significant operating leverage achieved on a year-over-year basis
- Expanded our network from more than 300 contracted distributors to more than 400
- Products were sold into more than 1,400 healthcare facilities during the trailing twelve months ended September 30th, compared to more than 1,200 facilities in the prior year period.

(1) Represents applicable financial metric for the TTM ended 9/30/2025
(2) Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix for additional information.

Appendix

Sanara MedTech
Evidence Based Healing

Financial Summary – Q3-2025
Unaudited (1/2)

Net Revenue

- Net revenue for the third quarter of 2025 was $26.3 million, compared to $21.7 million for the third quarter of 2024, an increase of $4.7 million, or 22%, year-over-year.
- The increase in net revenue was driven by an increase of $4.6 million, or 24%, in sales of soft tissue repair products, and an increase of $0.1 million, or 4%, in sales of bone fusion products.

Gross Profit

- Gross profit for the third quarter of 2025 was $24.5 million, compared to $19.7 million for the third quarter of 2024, an increase of $4.8 million, or 24%, year-over-year.
- Gross margin was 93% of net revenue for the third quarter of 2025, compared to 91% of net revenue for the third quarter of 2024.
- Higher gross margin realized in the third quarter of 2025, was primarily driven by increased sales of soft tissue repair products.

Operating Expenses

- Operating expenses for the third quarter of 2025 were $21.5 million, compared to $18.9 million for the third quarter of 2024, an increase of $2.6 million, or 14%, year-over-year.
- The increase in operating expenses was driven by an increase of $2.5 million, or 14%, in selling, general and administrative ("SG&A") and an increase of $0.2 million, or 31%, in research and development.
- The increase in SG&A was primarily due to increased compensation and contract services, which accounted for $1.4 million of the increase, and higher direct sales and marketing expenses, which accounted for approximately $0.8 million of the increase.

Financial Summary – Q3-2025
Unaudited (2/2)

Sanara MedTech

Net Income (Loss)

- Net income from continuing operations for the third quarter of 2025 was $0.8 million, compared to a net loss from continuing operations of $0.2 million for the third quarter of 2024.
- Net loss from discontinued operations for the third quarter of 2025 was $31.2 million, compared to a net loss from discontinued operations of $2.7 million for the third quarter of 2024.
- Net loss from discontinued operations includes a noncash asset impairment charge of $26.5 million in the third quarter of 2025 related to the discontinued operations of Tissue Health Plus.
- After including discontinued operations, net loss for the third quarter of 2025 was $30.4 million, compared to a net loss of $2.9 million for the third quarter of 2024.

Cash Balances at End of Quarter (in millions)

- $16.3 (Q3-24), $15.9 (Q4-24), $20.7 (Q1-25), $17.0 (Q2-25), $14.9 (Q3-25)

Sanara MedTech
Evidence Based Healing

Non-GAAP Financial Measures

Use of Non-GAAP Financial Measures

To supplement the Company's financial information presented in accordance with generally accepted accounting principles in the United States ("GAAP"), we present certain non-GAAP financial measures in this presentation, including Adjusted EBITDA. The Company's management uses these non-GAAP financial measures, both internally and externally, to assess and communicate the financial performance of the Company. The Company defines Adjusted EBITDA as net income (loss) from continuing operations, excluding interest expense/income, provision/benefit for income taxes, depreciation and amortization, non-cash share-based compensation expense, change in fair value of earnout liabilities, share of losses from equity method investments, executive separation costs, legal and diligence expenses related to acquisitions and gains/losses on the disposal of property and equipment, as each is applicable to the periods presented. The Company believes Adjusted EBITDA is useful to investors because it facilitates comparisons of its core business operations across periods on a consistent basis. Accordingly, the Company adjusts for certain items such as change in fair value of earnout liabilities when calculating Adjusted EBITDA because the Company believes that such items are not related to the Company's core business operations.

The Company's non-GAAP financial measures are not in accordance with, nor an alternative for, measures conforming to GAAP and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company continues to provide all information required by GAAP, but it believes that evaluating its ongoing operating results may not be as useful if an investor or other user is limited to reviewing only GAAP financial measures. The Company does not, nor does it suggest that investors should, consider these non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Material limitations associated with the use of such measures include that they do not reflect all costs included in operating expenses and may not be comparable with similarly named financial measures of other companies. Furthermore, these non-GAAP financial measures are based on subjective determinations of management regarding the nature and classification of events and circumstances. The Company presents these non-GAAP financial measures to provide investors with information to evaluate the Company's operating results in a manner similar to how management evaluates business performance. To compensate for any limitations in such non-GAAP financial measures, management believes that it is useful in understanding and analyzing the results of the business to review both GAAP information and the related non-GAAP financial measures. Whenever the Company uses a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure. Investors are encouraged to review and consider these reconciliations.

Adjusted EBITDA is reported to the chief operating decision maker for purposes of making decisions about allocating resources and assessing performance.

Consolidated results of operations (reflecting our surgical business) for the periods indicated below (Unaudited)

	2025				2024					2023				
	Q1	Q2	Q3	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Net Revenue	$23,434,096	$25,804,252	$26,333,819	$75,572,167	$18,536,638	$20,158,823	$21,671,599	$26,305,365	$86,672,425	$15,519,187	$15,753,164	$16,024,948	$17,689,813	$64,987,112
Cost of goods sold	1,834,967	1,937,282	1,874,214	5,646,463	1,890,046	2,008,686	1,991,987	2,249,182	8,139,901	2,116,694	2,187,516	1,751,349	1,788,162	7,843,721
Gross profit	21,599,129	23,866,970	24,459,605	69,925,704	16,646,592	18,150,137	19,679,612	24,056,183	78,532,524	13,402,493	13,565,648	14,273,599	15,901,651	57,143,391
Operating expenses														
Selling, general and administrative[1]	19,129,208	19,634,319	19,877,875	58,641,402	15,683,039	18,349,924	17,420,347	20,220,332	71,673,642	12,467,395	13,301,230	13,460,404	15,597,823	54,826,852
Research and development	950,359	1,056,796	1,029,591	3,036,746	578,981	582,443	783,840	883,399	2,828,663	235,236	208,727	225,886	232,933	902,782
Depreciation and amortization[2]	694,032	688,546	610,899	1,993,477	698,502	698,407	696,888	692,032	2,785,829	372,020	396,597	590,563	687,679	2,046,859
Change in fair value of earnout liabilities	-	-	-	-	(103,781)	89,330	-	-	(14,451)	(191,127)	(436,004)	(758,783)	87,578	(1,298,336)
Total operating expenses	20,773,599	21,379,661	21,518,365	63,671,625	16,856,741	19,720,104	18,901,075	21,795,763	77,273,683	12,883,524	13,470,550	13,518,070	16,606,013	56,478,157
Operating income (loss)	825,530	2,487,309	2,941,240	6,254,079	(210,149)	(1,569,967)	778,537	2,260,420	1,258,841	518,969	95,098	755,529	(704,362)	665,234
Other income (expense)														
Interest expense	(1,317,092)	(1,791,568)	(1,818,105)	(4,926,765)	(267,336)	(644,346)	(927,577)	(1,289,136)	(3,128,395)	(6)	-	(188,294)	(287,483)	(475,783)
Share of losses from equity method investments	(143,608)	(195,482)	(288,642)	(627,732)	-	-	(31,448)	(58,559)	(90,007)	-	-	-	-	-
Interest income	3,672	-	-	3,672	-	-	-	21,978	21,978	-	-	-	-	-
Gain on disposal of property and equipment	10,932	-	-	10,932	-	-	-	-	-	-	-	-	-	-
Gain on disposal of investment	-	-	-	-	-	-	-	-	-	-	-	-	251,034	251,034
Total other income (expense)	(1,446,096)	(1,987,050)	(2,106,747)	(5,539,893)	(267,336)	(644,346)	(959,025)	(1,325,717)	(3,196,424)	(6)	-	(188,294)	(36,449)	(224,749)
Net income (loss) from continuing operations	$ (620,566)	$ 500,259	$ 834,493	$ 714,186	$ (477,485)	$ (2,214,313)	$ (180,488)	$ 934,703	$ (1,937,583)	$ 518,963	$ 95,098	$ 567,235	$ (740,811)	$ 440,485

(1) Selling, general and administrative expense of $90,293 was reclassified and is now reflected as discontinued operations in the first quarter of 2024.

(2) Depreciation expense of $5,461 and $7,021 was reclassified in the first and second quarters of 2025, respectively, and is therefore not reflected as discontinued operations.

Reconciliation of Net income (loss) from continuing operations to Adjusted EBITDA for the periods indicated below (Unaudited)

	2025				2024					2023				
	Q1	Q2	Q3	YTD	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Net income (loss) from continuing operations	$ (620,566)	$ 500,259	$ 834,493	$ 714,186	$ (477,485)	$(2,214,313)	$ (180,488)	$ 934,703	$(1,937,583)	$ 518,963	$ 95,098	$ 567,235	$ (740,811)	$ 440,485
Adjustments:														
Interest expense	1,317,092	1,791,568	1,818,105	4,926,765	267,336	644,346	927,577	1,289,136	3,128,395	6	-	188,294	287,483	475,783
Depreciation and amortization[1]	694,032	688,546	610,899	1,993,477	698,502	698,407	696,888	692,032	2,785,829	372,020	396,597	590,563	687,679	2,046,859
Noncash share-based compensation	1,175,496	1,278,871	1,164,070	3,618,437	753,616	1,046,321	1,003,599	1,165,472	3,969,008	545,214	1,064,516	813,606	777,994	3,201,330
Change in fair value of earnout liabilities	-	-	-	-	(103,781)	89,330	-	-	(14,451)	(191,127)	(436,004)	(758,783)	87,578	(1,298,336)
Share of losses from equity method investments	143,608	195,482	288,642	627,732	-	-	31,448	58,559	90,007	-	-	-	-	-
Gain on disposal of property and equipment	(10,932)	-	-	(10,932)	-	-	-	-	-	-	-	-	-	-
Interest income	(3,672)	-	-	(3,672)	-	-	-	(21,978)	(21,978)	-	-	-	-	-
Executive separation costs[2]	-	260,275	172,048	432,323	-	904,781	59,685	-	964,466	-	-	-	-	-
Acquisition costs [3]	-	4,826	20,000	24,826	-	225,089	24,812	(64,872)	185,029	-	-	-	423,513	423,513
Adjusted EBITDA	$2,695,058	$4,719,827	$4,908,257	$12,323,142	$1,138,188	$ 1,393,961	$2,563,521	$4,053,052	$ 9,148,722	$1,245,076	$1,120,207	$1,400,915	$1,523,436	$ 5,289,634

(1) Depreciation expense of $5,461 and $7,021 was reclassified in the first and second quarters of 2025, respectively, and is therefore not reflected as discontinued operations.
(2) Includes share-based compensation related to executive separation costs.
(3) Acquisition costs include legal, tax, accounting and other contract services related to prospective acquisitions.

Reconciliation of Net income (loss) from continuing operations to Adjusted EBITDA

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
Net income (loss) from continuing operations	$ 834,493	$ (180,488)
Adjustments:		
Interest expense	1,818,105	927,577
Depreciation and amortization	610,899	696,888
Noncash share-based compensation	1,164,070	1,003,599
Change in fair value of earnout liabilities	-	-
Share of losses from equity method investments	288,642	31,448
Gain on disposal of property and equipment	-	-
Interest income	-	-
Executive separation costs [1]	172,048	59,685
Acquisition costs [2]	20,000	24,812
Adjusted EBITDA	**$ 4,908,257**	**$ 2,563,521**

1) Includes $41,948 and zero of share-based compensation related to executive separation costs for the three months ended September 30, 2025 and 2024, respectively.

2) Acquisition costs include legal, tax, accounting and other contract services related to prospective acquisitions.

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Net income (loss) from continuing operations	$ 714,186	$ (2,872,286)
Adjustments:		
Interest expense	4,926,765	1,839,259
Depreciation and amortization	1,993,477	2,093,797
Noncash share-based compensation	3,618,437	2,803,536
Change in fair value of earnout liabilities	-	(14,451)
Share of losses from equity method investments	627,732	31,448
Gain on disposal of property and equipment	(10,932)	-
Interest income	(3,672)	-
Executive separation costs [1]	432,323	964,466
Acquisition costs [2]	24,826	249,901
Adjusted EBITDA	**$12,323,142**	**$ 5,095,670**

1) Includes $172,122 and $328,795 of share-based compensation related to executive separation costs for the nine months ended September 30, 2025 and 2024, respectively.

2) Acquisition costs include legal, tax, accounting and other contract services related to prospective acquisitions.

Reconciliation of Net income (loss) from continuing operations to Adjusted EBITDA

	Trailing Twelve Months Ended September 30, 2025	Trailing Twelve Months Ended September 30, 2024
Net income (loss) from continuing operations	$ 1,648,890	$ (3,613,096)
Adjustments:		
Interest expense	6,215,901	2,126,742
Depreciation and amortization	2,685,509	2,781,476
Noncash share-based compensation	4,783,909	3,581,530
Change in fair value of earnout liabilities	-	73,127
Share of losses from equity method investments	686,291	31,448
Gain on disposal of property and equipment	(10,932)	-
Interest income	(25,650)	-
Executive separation costs [1]	432,323	964,466
Acquisition costs [2]	(40,046)	673,414
Adjusted EBITDA	**$ 16,376,195**	**$ 6,619,107**

1) Includes $172,122 and $328,795 of share-based compensation related to executive separation costs for the TTM ended September 30, 2025 and 2024, respectively.

2) Acquisition costs include legal, tax, accounting and other contract services related to prospective acquisitions.

Thank You

Sanara
MedTech
Evidence Based Healing